UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 31, 2012

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street
Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                  Results of Operations and Financial Condition.

On July 31, 2012, Affiliated Managers Group, Inc. (the “Company”) issued a press release setting forth its financial and operating results for the quarter ended June 30, 2012.  A copy of this press release is furnished as Exhibit 99.1 hereto.

ITEM 5.03                                  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors adopted an amendment to the Company’s By-laws to provide that abstentions count toward establishing a quorum, but not as votes cast on any particular matter (abstentions had previously been considered votes cast on a matter).

The Amended and Restated By-laws of the Company are filed as Exhibit 3.1 and incorporated by reference herein.

ITEM 8.01                                  Other Events.

The financial statement tables set forth in the press release issued by the Company on July 31, 2012 are also filed as Exhibit 99.2 hereto and are incorporated by reference herein.

ITEM 9.01                                  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-laws, effective July 31, 2012.
99.1*	Earnings Press Release issued by the Company on July 31, 2012.
99.2	Earnings Press Release Financial Statement Tables.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: July 31, 2012	By:	/s/ John Kingston, III
		Name:	John Kingston, III
		Title:	Vice Chairman, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-laws, effective July 31, 2012.
99.1*	Earnings Press Release issued by the Company on July 31, 2012.
99.2	Earnings Press Release Financial Statement Tables.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.